Rule 497(e)
                                                File No. 33-24611
                                                File No. 811-5659



                    HEITMAN REAL ESTATE FUND


               SUPPLEMENT DATED FEBRUARY 22, 1996
  TO THE HEITMAN/PRA INSTITUTIONAL CLASS PROSPECTUS AND ADVISOR
                        CLASS PROSPECTUS
                       DATED MAY 15, 1995

     Effective January 22, 1996, Michael T. Oliver has resigned his positions as a portfolio manager of the Heitman Real Estate Fund (the "Fund"), Trustee and President of the Heitman Securities Trust (the "Trust"). Dean A. Sotter will continue his position as portfolio manager and is primarily responsible for monitoring the day-to-day investment activity of the Fund. In addition, the Board of Trustees has elected William L. Ramseyer to the Board of Trustees where he will hold the position of President of the Trust and Chairman of the Board of Trustees. Mr. Ramseyer is the CEO and Chairman of the Board of Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors") and has previously served as a Trustee of the Trust.